FINANCIAL EXPENSE (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2023
Financial Expense Income Net
SCHEDULE OF FINANCIAL EXPENSE (INCOME), NET

	Year ended December 31,
	2023	2022	2021
	USD in thousands
Mark to Market of securities, net	2,320	2,208	10
Bank interest income	(667)	(189)	(887)
Exchange rate differences	456	2,194	(14)
Other	10	8	(18)
	2,119	4,221	(909)